UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

GENERAL MARITIME CORPORATION

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34228	66-071-6485
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 763-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EX-1.1

EX-5.1

EX-8.1

EX-8.2

EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2011 General Maritime Corporation, a Marshall Islands company (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc. and Dahlman Rose & Company, LLC, as representatives for the several underwriters referred to in the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which the Company will sell to the Underwriters an aggregate of 23,000,000 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), for a purchase price of $1.89 per share (the “Purchase Price”), which reflects a price to the public of $2.00 per share less underwriting discounts and commissions.  The Company has granted the Underwriters the right to purchase up to an additional 3,450,000 shares of Common Stock at a price per share equal to the Purchase Price.  The Underwriters have 30 days from March 31, 2011 to exercise this option.

The shares are being sold pursuant to the Company’s shelf registration statement on Form S-3, as amended (Reg. No.333-157215) (the “Registration Statement”), which was declared effective by the SEC on April 8, 2009, as supplemented by the Company’s prospectus supplement dated March 31, 2011.

The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties. The closing is expected to occur and delivery of the shares is expected to be made on or about April 5, 2011.

The Underwriting Agreement is filed as an exhibit with this Current Report.

Item 8.01 Other Events.

In connection with the sale by the Company of the Common Stock, as described in Item 1.01 of this Current Report, the following exhibits are filed with this Current Report: (1) the opinion of Reeder & Simpson P.C. as to the legality of the shares of Common Stock being sold by the Company; (2) the opinion of Reeder & Simpson P.C. as to certain tax matters; (3) the opinion of Kramer Levin Naftalis & Frankel LLP as to certain tax matters; and (4) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 to this Current Report).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated March 31, 2011 by and among the Company, Jefferies & Company, Inc. and Dahlman Rose & Company, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for the Company, as to the legality of the shares of Common Stock being sold by the Company.

8.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for the Company, as to certain tax matters.

8.2	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for the Company, as to certain tax matters.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, General Maritime Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

	By:	/s/ Jeffrey D. Pribor
	Name:	Jeffrey D. Pribor
Date: March 31, 2011	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated March 31, 2011 by and among the Company, Jefferies & Company, Inc. and Dahlman Rose & Company, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for the Company, as to the legality of the shares of Common Stock being sold by the Company.

8.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for the Company, as to certain tax matters.

8.2	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for the Company, as to certain tax matters.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement.